SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        ----------------------


                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 13, 2002
                                                      -----------------


                         EAGLE SUPPLY GROUP, INC.
    -------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



         Delaware                  000-25423            13-3889248
--------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File       (IRS Employer
       Incorporation)                 Number)       Identification Number)



122 East 42nd Street, Suite 1116, New York, New York       10168
--------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:     (212) 986-6190
                                                     ---------------------



                               1 of 5

Item 5. Other Matters (Submission of Matters to a Vote of Securityholders)

	On December 13, 2002, the Company held its annual meeting of stockholders for the following purposes:

        1. To elect eight directors to serve on the Board of Directors of the Company for terms of one to three years as set forth in proposal 2 of the Company's Proxy Statement or, if proposal 2 is not approved, until the next annual meeting of stockholders, and until their successors have been duly elected and qualified;

        2. To consider and vote on a proposed amendment to the Certificate of Incorporation of the Company to adopt a classified board of directors providing that only approximately one-third of the directors would be elected annually;

        3. To consider and vote on a proposed amendment to the Certificate of Incorporation of the Company to increase the total number of authorized shares of Common Stock, par value $0.0001 per share, from 25,000,000 shares to 30,000,000 shares and to increase the number of authorized shares of Preferred Stock, par value $0.0001, from 2,500,000 shares to 10,000,000 shares, which shares of Preferred Stock will have the designations, rights, preferences, qualifications, limitations, and restrictions as are approved from time to time by the Company's board of directors;

        4. To consider and vote on a proposed amendment to the Certificate of Incorporation of the Company to authorize the issuance of up to 10,000,000 shares of Class A Non-Voting Common Stock; and

        5. To ratify the appointment of Deloitte & Touche LLP, as the Company's independent auditors for the fiscal year ending June 30, 2003.

	All proposals were voted for affirmatively by the Company's stockholders as follows:

                                                 Votes
                                  Votes For     Withheld
                                  ---------     --------

1.    The following eight
persons were elected by the
Company's stockholders to
serve as directors for the
terms indicated below:

Class I Directors
-----------------
(until the 2003 annual
 meeting of stockholders)

Douglas P. Fields                 8,260,557      112,743
Steven R. Andrews, Esq.           8,262,857      110,443
John A. Shulman                   8,263,157      110,143



                               2 of 5



Class II Directors
------------------
(until the 2004 annual
 meeting of stockholders)

Paul D. Finkelstein               8,263,157      110,143
George Skakel III                 8,263,157      110,143

Class III Directors
-------------------
(until the 2005 annual
 meeting of stockholders)

James E. Helzer                   8,263,157      110,143
Frederick M. Friedman             8,260,557      112,743
John E. Smircina, Esq.            8,262,857      110,443


                                                  Votes
                                  Votes For      Against    Abstain    Not Voted
                                  ---------      -------    -------    ---------

2.    Amend the Company's
Certificate of Incorporation
to provide for a classified
Board of Directors.               5,677,080      118,289      2,900    2,575,031

3.    Amend the Company's
Certificate of Incorporation
to increase the total number
of authorized shares of
Common Stock and Preferred
Stock.                            5,535,017      259,027      4,225    2,575,031

4.    Amend the Company's
Certificate of Incorporation
to authorize the issuance of
Class A Non-Voting Common
Stock.                            8,096,765      275,210      1,325        --

5.    Ratify and approve the
appointment of Deloitte &
Touche LLP as the Company's
auditors.                         8,277,865       92,935      2,500        --


	On December 16, 2002, the Company filed an Amendment to its Certificate of Incorporation, as authorized at the foregoing meeting, with the appropriate authorities of the State of Delaware. A copy of said Amendment is attached as an exhibit to this Report.



                               3 of 5

Item 7. Financial Statements and Exhibits

     (c)     Exhibits

     Exhibit No.      Description
     -----------      -----------

     3.1(B)           Amendment to Registrant's Certificate of
                      Incorporation










                               4 of 5

                            SIGNATURE
                            ---------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EAGLE SUPPLY GROUP, INC.



Date: December 19, 2002               By:  /s/Douglas P. Fields, CEO
                                         ------------------------------
                                         Douglas P. Fields
                                         Chairman and Chief Executive
                                         Officer











                               5 of 5